ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

130202

Filed in the office of	Document Number 20110907572-84
Ross Miller Secretary of State State of Nevada	Filing Date and Time 12/27/2011 12:43 PM
	Entity Number E0841652005-3

Certificate of Dissolution

(PURSUANT TO NRS 78.580)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Dissolution
For a Nevada Profit Corporation
Before or After Issuance of Stock and After Beginning of Business
(Pursuant to NRS 78.580)

1. Name of corporation:

PHYHEALTH UNDERWRITERS, INC.

2. The resolution to dissolve said corporation has been approved by the directors or both the directors and stockholders as provided in NRS 78.580(1) and (2). The names and addresses of the **president, secretary, treasurer and all directors*** are:

ROBERT TRINKA	700 S. ROYAL POINCIANA BLVD. 506, MIAMI FL 33166
Name of **president**	Address
FIDEL RODRIGUEZ	700 S. ROYAL POINCIANA BLVD. 506, MIAMI FL 33166
Name of **secretary**	Address
FIDEL RODRIGUEZ	700 S. ROYAL POINCIANA BLVD. 506, MIAMI FL 33166
Name of **treasurer**	Address
MARTIN EVELEIGH	700 S. ROYAL POINCIANA BLVD. 506, MIAMI FL 33166
Name of **director**	Address
FIDEL RODRIGUEZ	700 S. ROYAL POINCIANA BLVD. 506, MIAMI FL 33166
Name of **additional director, if any**	Address

3. Effective date of dissolution: (optional)

(must not be later than 90 days after the certificate is filed)

4. Signature: (required)

X [signature]

Signature of Officer

12-27-2011

Date

*attach a plain 8 1/2" x 11" sheet to list additional directors.

FILING FEE: $100.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.